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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 24, 1997
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                              Bridge View Bancorp
                              -------------------
             (Exact name of registrant as specified in it charter)

        New Jersey                  1-12165              22-3461336
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(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)

                               457 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

457 Sylvan Avenue, Englewood Cliffs, New Jersey                  07632
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(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code 201-871-7800
                                                           ------------
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Item 5.   Other Events
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     On April 24, 1997, the Registrant issued a press release announcing it earnings for the quarter ended March 31, 1997.

Item 7.   Exhibits
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     The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.         Description
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99                  Press Release dated April 24, 1997

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bridge View Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  BRIDGE VIEW BANCORP
                                                  -------------------
                                                  (Registrant)



Dated: May 6, 1997                                By:/s/ Albert F. Buzzetti
                                                     -------------------------
                                                       Albert F. Buzzetti
                                                     President and Chief
                                                     Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.                       Description
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   99               Press Release dated April 24, 1997.